UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 11, 2004

                             AUTO DATA NETWORK, INC.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      000-24609                13-3944580
----------------------------    ------------------------       -------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                         5 Century Place, Lamberts Road,
                  Tunbridge Wells, Kent, United Kingdom TN2 3EH
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 011 44 1892 511 566


                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

Press Release

On March 12, 2004, Auto Data Network, Inc. issued the press release attached hereto as Exhibit 99.1 regarding the closing of a private equity financing of $16.5 million through the sale of Series B Preferred Stock and warrants.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   and (b) Not Applicable

      (c)   Exhibits. The following exhibits are filed with this report:

            4.2   Certificate of Designations of Series B Preferred Stock

            4.3   Form of Purchase Warrant dated March 11, 2004

            4.4   Form of Series B Preferred Stock certificate

            10.22 Form of Securities Purchase Agreement by and among Auto Data
                  Network, Inc. and certain purchasers, dated as of February 12, 2004

            10.23 Form of Registration Rights Agreement by and among Auto Data
                  Network, Inc. and certain purchasers, dated as of February 12, 2004

            99.1  Press Release, dated March 12, 2004, of Auto Data Network,
                  Inc.


      [remainder of page intentionally left blank; signature page follows]

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUTO DATA NETWORK, INC.
                                           -----------------------
                                                (Registrant)


                                           By: /s/ Christopher R. Glover
                                              ----------------------------------
                                              Name:  Christopher R. Glover
                                              Title: Chief Executive Officer


Dated:  March 19, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit               Description
-------               -----------

4.2   Certificate of Designations of Series B Preferred Stock.
4.3   Form of Purchase Warrant dated March 11, 2004.
4.4   Form of Series B Preferred Stock Certificate.
10.22 Form of Securities Purchase Agreement by and among Auto Data Network, Inc. and certain purchasers, dated as of February 12, 2004.
10.23 Form of Registration Rights Agreement by and among Auto Data Network, Inc. and certain purchasers, dated as of February 12, 2004.
99.1  Press Release, dated March 12, 2004, of Auto Data Network, Inc.